SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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CAMDEN NATIONAL CORPORATION

(Name of Registrant as Specified in Its Charter)

Registrant

(Name of Person(s) Filing Proxy Statement)

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Dear Shareholders:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Camden National Corporation, a Maine corporation (the “Company”), to be held on Tuesday, April 29, 2003, at 3:00 p.m., local time, at the Camden National Corporation Service Center, Fox Ridge Office Park, Route One, Rockport, Maine 04856 (together with any adjournments or postponements thereof, the “Annual Meeting”). The Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed, as is the Company’s 2002 Annual Report.

At the Annual Meeting, you will be asked to elect four (4) directors to the Company’s Board of Directors for three-year terms. In addition, you will be asked to consider and vote upon the proposed 2003 stock option and incentive program, to amend the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000; to ratify the selection of Berry, Dunn, McNeil and Parker, as the Company’s independent public accountant for 2003, and to consider and act upon such other business, matters or proposals as may properly come before the Annual Meeting.

The Company’s Board of Directors recommends that you vote “FOR” the election of each nominee to the Board of Directors listed in the Proxy Statement, “FOR” the proposed 2003 stock option and incentive program, “FOR” the amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000 and “FOR” the selection of Berry, Dunn, McNeil and Parker as the Company’s independent public accountant for 2003.

Your vote is extremely important. Therefore, even if you do not plan to attend the Annual Meeting in person, we ask that you complete, sign and return your completed Proxy Card in the enclosed envelope as soon as possible and in any case no later than 5:00 p.m., local time, on Monday, April 28, 2003. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy Card.

As always, your continued support is greatly appreciated.

Sincerely,

Rendle A. Jones Chairman of the Board

Robert W. Daigle President and Chief Executive Officer

April 1, 2003

Notice of Annual Meeting of Shareholders

To be held April 29, 2003

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of Camden National Corporation, a Maine corporation, (the “Company”) will be held on Tuesday, April 29, 2003 at 3:00 p.m., local time, at the Camden National Corporation Service Center, Fox Ridge Office Park, Route One, Rockport, Maine 04856 (together with any adjournments or postponements thereof, the “Annual Meeting”) for the following purposes:

1.	To elect four directors. The Company’s Board of Directors has nominated each of Ann W. Bresnahan, Robert W. Daigle, Rendle A. Jones and Arthur E. Strout to serve as directors of the Company until the 2006 annual meeting and until their respective successors are duly elected and qualified;

2.	To consider and vote upon the proposed stock option and incentive plan;

3.	To Amend the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000;

4.	To ratify the selection of Berry, Dunn, McNeil and Parker, as the Company’s independent public accountant for 2003; and

5.	To consider and act upon such other business, matters or proposals as may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on March 25, 2003 as the record date for determining the shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only shareholders of record of the Company’s common stock at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. The Company will make available for inspection by any shareholder a list of shareholders entitled to receive notice of and to vote at the Annual Meeting during ordinary business hours at the Company’s principal office, located at Two Elm Street, Camden Maine 04843, for ten days prior to the Annual Meeting. Only business within the purposes described in this notice may be conducted at the Annual Meeting.

The Board of Directors unanimously recommends that you vote “FOR” each of the four nominees as directors on the Company’s Board of Directors, “FOR” the proposed 2003 stock option and incentive plan, “FOR” the amendment to the Articles of Incorporation to increase the authorized shares of common stock from 10,000,000 to 20,000,000 and “FOR” the selection of Berry, Dunn, McNeil and Parker as the Company’s independent public accountant for 2003.

The Board of Directors requests that you complete, sign and date the enclosed Proxy Card and mail it promptly in the enclosed postage-paid envelope. Any proxy that you deliver may be revoked prior to the Annual Meeting by a writing delivered to the Company, Attention: Arthur E. Strout, Secretary, Two Elm Street, Camden, Maine 04843, stating that your proxy is revoked or by delivering a later dated proxy. Shareholders of record of the Company’s common stock who attend the Annual Meeting may vote in person, even if they have previously delivered a signed Proxy Card.

By Order of the Board of Directors

Arthur E. Strout

Secretary

April 1, 2003

PROXY STATEMENT

Annual Meeting of Shareholders

to be held April 29, 2003

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Camden National Corporation, a Maine corporation (the “Company”), for use at the 2003 Annual Meeting of Shareholders of the Company to be held on Tuesday, April 29, 2003 at 3:00 p.m., local time, at the Camden National Corporation Service Center, Fox Ridge Office Park, Route One, Rockport, Maine 04856 and any adjournments or postponements thereof (the “Annual Meeting”). Only shareholders of record as of March 25, 2003 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. Each share is entitled to cast one vote for each of the four nominees to the Company’s Board of Directors and to cast one vote on each of the other matters to be voted on at the Annual Meeting. Cumulative voting is not permitted. As of the Record Date, 8,016,244 shares of the Company’s common stock, no par value (“Common Stock”), were outstanding and entitled to vote at the Annual Meeting.

The Company will bear the cost of soliciting proxies. In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by the Company’s directors and officers who will not be specially compensated for such solicitation. The Company has engaged American Stock Transfer and Trust Company (“AST&T”) as its transfer agent, to solicit proxies held by brokers and nominees. Brokerage firms and other custodians, nominees and fiduciaries will be requested to forward these soliciting materials to their principals and the Company will, upon request, reimburse them for their reasonable expenses of doing so. AST&T’s transfer books will remain open between the Record Date and the date of the Annual Meeting.

The Notice of Annual Meeting, Proxy Statement and Proxy Card were first mailed to the Company’s shareholders on or about April 1, 2003 to solicit proxies for the Annual Meeting. Any shareholder giving a proxy has the right to revoke it at any time before it is exercised; therefore, the delivery of an executed Proxy Card will not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person. Revocation may be made prior to the Annual Meeting by written revocation or duly executed Proxy Card bearing a later date sent to the Company, Attention: Arthur E. Strout, Secretary, Two Elm Street, Camden, Maine 04843; or a proxy may be revoked personally at the Annual Meeting by written notice to the Secretary at the Annual Meeting prior to the voting of the proxy. In the absence of specific instructions to the contrary, shares represented by properly executed proxies received by the Company, including unmarked proxies, will be voted to (a) elect the nominees to the Company’s Board of Directors described herein, (b) consider and vote upon a proposed amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock from 10,000,000 to 20,000,000, (c) consider and vote upon the proposed stock option and incentive plan, (d) ratify the selection of Berry, Dunn, McNeil and Parker as the Company’s independent public accountant for 2003 and (e) consider and act upon such other business, matters or proposals as may properly come before the Annual Meeting.

The holders of a majority of the total number of outstanding shares of Common Stock, present in person or by proxy, are required for a quorum at the Annual Meeting. There were 8,016,244 shares of Common Stock outstanding as of the Record Date. If a quorum is present at the Annual Meeting, a simple majority of shares voted is required to elect each of the four directors, to approve the proposed 2003 stock option and incentive plan, to amend the Articles of Incorporation to increase the authorized shares of Common Stock from 10,000,000 to 20,000,000 and to ratify the selection of Berry, Dunn, McNeil and Parker as the Company’s independent public accountant for 2003. The inspector of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not for purposes of voting with respect to determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the Proxy Card that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present for purposes of determining a quorum but not for purposes of voting with respect to that matter.

PRINCIPAL SHAREHOLDERS

As of the Record Date, there were 8,016,244 shares of Common Stock outstanding, held of record by approximately 989 shareholders. Only shareholders of record as of the Record Date shall be entitled to vote at the Annual Meeting and each share is entitled to one vote.

The following table sets forth information with respect to the beneficial ownership of the Common Stock as of the Record Date by (i) each person known by the Company to own beneficially more than five percent of Common Stock, (ii) each current director of the Company and each nominee for director on the Company’s Board of Directors, (iii) the Company’s named executive officers (as defined on page 8, under the heading “Executive Compensation”), and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated below, each of the Company’s directors, executive officers and shareholders owning more than five percent of Common Stock has sole voting and investment power with respect to all shares of stock beneficially owned by him or her as set forth opposite his or her name.

5% or Greater Shareholders:	Number of Shares Held		Percentage of Outstanding
Kenneth C. & Prudence G. Dickey	688,872		8.59%
P.O. Box 188
Camden, Maine 04843

Rendle A. Jones	439,389	(1)	5.48%
P.O. Box 190
76 Beloin Road
Camden, Maine 04843

Directors, Nominees and named executive officers:

Laurel J. Bouchard	4,750	(2)	*

Ann W. Bresnahan	23,940	(3)	*

Robert J. Campbell	22,000		*

Robert W. Daigle	32,374	(4)	*

Gregory A. Dufour	11,000	(5)	*

Johann H. Gouws	10,000		*

Ward I. Graffam	2,341		*

John W. Holmes	8,000		*

Theodore C. Johanson	14,960	(6)	*

Michael A. McAvoy	10,000	(7)	*

Winfield F. Robinson	50,253	(8)	*

Richard N. Simoneau	21,240		*

Jeffrey D. Smith	4,782	(9)

Arthur E. Strout	98,330	(10)	1.23%

All nominees, continuing directors and executive officers as a group (18 persons):	768,959		9.53%

*	Less than 1%.
(1)	Includes 388,785 shares owned by various trusts of which Mr. Jones acts as trustee, as to which shares he disclaims any beneficial interest. Also includes 1,950 shares owned by Mr. Jones’ spouse, as to which Mr. Jones disclaims any beneficial interest.
(2)	Includes 4,500 shares underlying stock options exercisable within 60 days.
(3)	Includes 5,940 shares over which voting and dispositive power are shared jointly with Ms. Bresnahan’s spouse.
(4)	Includes 20,000 shares underlying stock options exercisable within 60 days. Also includes 400 shares owned by Mr. Daigle’s spouse, as to which Mr. Daigle disclaims any beneficial interest and 10,000 shares over which voting and dispositive power are shared jointly with Mr. Daigle’s spouse.
(5)	Includes 5,000 shares underlying stock options exercisable within 60 days.
(6)	Includes 2,272 shares underlying stock options exercisable within 60 days.
(7)	Includes 10,000 shares over which voting and dispositive power are shared jointly with Mr. McAvoy’s spouse.
(8)	Includes 4,544 shares underlying stock options exercisable within 60 days. Also includes 33,193 shares owned by Mr. Robinson’s spouse, as to which Mr. Robinson disclaims any beneficial interest.
(9)	Includes 4,500 shares underlying stock options exercisable within 60 days.
(10)	Includes 61,336 shares owned by a trust of which Mr. Strout acts as trustee, as to which shares Mr. Strout disclaims any beneficial interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, “Section 16 Persons”) to file initial reports of ownership and reports of changes of ownership with the Securities Exchange Commission (“Commission”) and the American Stock Exchange. Section 16 Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports and written representations that all other filings required to be made by the Section 16 Persons during the fiscal year ended December 31, 2002, were timely made, the Company believes that all Section 16 Persons filed the reports required to be filed under Section 16(a) on a timely basis.

PROPOSAL 1—ELECTION OF DIRECTORS

Directors and Executive Officers

The Company’s Board of Directors currently consists of 11 members and is divided into three categories. Directors serve for three year terms with only one category of directors being elected by the Company’s shareholders at each annual meeting. At the Annual Meeting, four directors will be elected to serve until the 2006 annual meeting of shareholders and until each such director’s successor is duly elected and qualified. The Board of Directors has nominated Ann W. Bresnahan, Robert W. Daigle, Rendle A. Jones and Arthur E. Strout for election as directors. The proxies will be voted, unless authority to do so is expressly withheld, in favor of the four nominees nominated by the Board of Directors. The Board of Directors recommends voting “FOR” the election of each nominee as director of the Company.

Set forth below is a list of the nominees for directors of the Company, including their age and positions with the Company and its subsidiaries (i.e. Camden National Bank, UnitedKingfield Bank, and Acadia Trust, N.A.), each as of December 31, 2002.

Nominees:	Age	Position with the Company	Current Term of Directorship	Positions with Subsidiaries
Ann W. Bresnahan	51	Director	2003	Director, Camden National Bank

Robert W. Daigle	53	Director	2003	Director, President & Chief Executive Officer, Camden National Bank Director, UnitedKingfield Bank

Rendle A. Jones	60	Director & Chairman	2003	Director, UnitedKingfield Bank

Arthur E. Strout	67	Director	2003	Director, Camden National Bank

Set forth below is a list of the Company’s Directors not currently standing for election to the Board of Directors and the executive officers of the Company, including their age and positions with the Company and its subsidiaries (i.e., Camden National Bank, UnitedKingfield Bank, and Acadia Trust, N. A.), each as of December 31, 2002.

Other Directors and Officers	Age	Position with the Company	Term of Directorship	Positions with Subsidiaries
Robert J. Campbell	54	Director	2005	Director, Acadia Trust, N.A.

Johann H. Gouws	62	Director	2004	Director, Chairman, President & CEO, Acadia Trust, N.A.

Ward I. Graffam	62	Director	2005	Director, Acadia Trust, N.A.

Theodore C. Johanson	65	Director	2004	Director, UnitedKingfield Bank

John W. Holmes	57	Director	2005	Director, Camden National Bank

Winfield F. Robinson	65	Director	2005	Director & Chairman United Kingfield Bank

Richard N. Simoneau	67	Director	2004	Director, Camden National Bank

Laurel J. Bouchard	47	Senior Vice President Corporate Administration	—	—

Joanne T. Campbell	40	Senior Vice President Compliance, Audit & CRA	—	—

Gregory A. Dufour	42	Senior Vice President Finance, Operations & Technology	—	—

Michael A. McAvoy	56	Senior Vice President Risk Management	—	—

June B. Parent	39	Vice President Human Resources	—	—

Susan M. Westfall	46	Vice President, Clerk & Corporate Controller	—	—

All of the executive officers listed above will hold office at the discretion of the Company’s Board of Directors. There are no arrangements or understandings between any of the directors, or officers or any other persons pursuant to which any of the above directors have been selected as directors, or any of the above officers have been selected as officers. There are no “family relationships” among the above directors and officers, as that term is defined by the Securities and Exchange Commission.

The principal occupation and business experience for at least the last five years for of each executive officer, director, and nominee for director is set forth below. None of the organizations in the descriptions below except Camden National Bank, UnitedKingfield Bank, and Acadia Trust, N. A., are affiliated with the Company.

Nominees for Election as Directors

Ann W. Bresnahan. Ms. Bresnahan has been a Director of the Company and Camden National Bank since 1990. She has been a full-time volunteer and civic leader since 1970.

Robert W. Daigle. Mr. Daigle is President and Chief Executive Officer of the Company. He has been a Director of the Company and Camden National Bank since 1996, after being named President and Chief Executive Officer of Camden National Bank effective January 8, 1996. Mr. Daigle was also a Director of Trust Company of Maine, Inc. from 1996 until its merger with Acadia Trust, N.A. on January 1, 2003. Mr. Daigle was a Director of United Bank from June 1999 until its merger with Kingfield Bank in February 2000, at which time he became a Director of UnitedKingfield Bank. From 1991 until 1996, Mr. Daigle served as Regional President and Senior Bank Official of Fleet Bank of Maine, overseeing its northern and eastern markets in Maine.

Rendle A. Jones. Mr. Jones has been a Director of the Company and Camden National Bank since 1988, and became Chairman of the Company in 1998 and Chairman of Camden National Bank in 1999. Mr. Jones was a Director of United Bank from 1996 until its merger with Kingfield Bank in February 2000, at which time he became a Director of UnitedKingfield Bank. Mr. Jones is a partner in the law firm of Harmon, Jones, Sanford, & Elliott, LLP in Camden, Maine, where he has worked since 1968. He is also a partner in the following entities: Fuller, Jones & Stivers, financial advisors; and Washington Street Associates, real estate rentals. Mr. Jones is also General Counsel to the Company.

Arthur E. Strout. Mr. Strout has been a Director of the Company and Camden National Bank since 1984 and 1979, respectively. He is also an attorney in the law firm of Strout & Payson, P.A., in Rockland, Maine where he has worked since 1971.

Continuing Directors

Robert J. Campbell. Mr. Campbell joined the Company’s Board of Directors in November 1999. He has also been a Director of Acadia Trust, N.A. since its acquisition in July 2001. He has been a partner in the investment management firm of Beck, Mack & Oliver in New York, New York since 1991.

Johann H. Gouws. Mr. Gouws joined the Company’s Board of Directors in July 2001. He is also Chairman, President and Chief Executive Officer of Acadia Trust, N.A. Mr. Gouws founded an investment advisory company, Gouws Capital Management, Inc. in 1984 and Acadia Trust, N.A. in 1992. Prior to forming Gouws Capital Management, Inc., Mr. Gouws was a Senior Vice President and Chief Investment Officer of Union Mutual Life Insurance Company.

Ward I. Graffam. Mr. Graffam joined the Company’s Board of Directors in November 1999. He has also been a Director of Acadia Trust, N.A. since its acquisition in July 2001. Mr. Graffam is a former co-owner of Wayfarer Marine Corporation in Camden, Maine and a consultant to various businesses on strategic issues. Previously, Mr. Graffam spent 30 years in various legal and executive positions with Unum Corporation, the most recent of which was as President and Managing Director of UNUM European Holding Company.

Theodore C. Johanson. Previously a Director of KSB Bancorp, Inc. (“KSB”), Mr. Johanson became a Director of the Company concurrent with its acquisition of KSB in December 1999. Mr. Johanson was a Director of KSB and Kingfield Savings Bank from October 1996 until the Company acquired KSB in December 1999 and Kingfield Savings Bank’s merger with United Bank in February 2000, at which time Mr. Johanson became a Director of UnitedKingfield Bank. Mr. Johanson is currently the Managing Director of Harbor Wharf, LLC. Formerly, Mr. Johanson was the President of Falcon Shoe Company in Lewiston, Maine from 1963 until 2000.

John W. Holmes. Mr. Holmes has been a Director of the Company and Camden National Bank since 1989. Mr. Holmes is also President and majority owner of Consumers Fuel Company in Belfast, Maine, a position he has held for 25 years.

Winfield F. Robinson. Previously Chairman and a Director of KSB, Mr. Robinson became a Director of the Company concurrent with its acquisition of KSB in December 1999. Mr. Robinson served as Chairman of the Board of

KSB since its formation in 1993. He also served as a Director of Kingfield Savings Bank from 1976 and was elected its Chairman of the Board in 1986 until the Company acquired KSB in December 1999. Upon the merger of Kingfield Savings Bank with United Bank in February 2000, Mr. Robinson became a Director and Chairman of UnitedKingfield Bank. Mr. Robinson is currently President of Flagstaff Ventures LLC. Formerly Mr. Robinson was President of Timber Resource Group LLC, a forest products firm based in Farmington, Maine from 1998 until 2002.

Richard N. Simoneau. Mr. Simoneau has been a Director of the Company and Camden National Bank since 1984 and 1978, respectively, and was a director of Trust Company of Maine, Inc. from January 1998 until its merger with Acadia Trust, N.A on January 1, 2003. Mr. Simoneau has also been a partner in Simoneau & Norton, Masters & Alex, CPA, PA in Rockland, Maine since 1999 and was previously a partner in Simoneau & Norton, CPAs, P.A., from 1983 to 1998. From 1990 to 1993, Mr. Simoneau was a Director of Associated Grocers of Maine.

Executive Officers

Laurel J. Bouchard. Ms. Bouchard joined the Company in May 1999 as Vice President Corporate Sales and Marketing and was promoted to Senior Vice President, Corporate Administration in January 2001. Prior to joining the Company, Ms. Bouchard worked 17 years for Fleet Bank, in the most recent of which was the position of Senior Vice President and District Manager.

Joanne T. Campbell. Ms. Campbell has been Senior Vice President responsible for Corporate Compliance, Audit & CRA since June 2002. She joined the Company in January 2000 as Vice President & Residential Real Estate Administration Officer and was promoted to Senior Vice President in January 2001. Prior to joining the Company, she had been Vice President & Residential Real Estate Administration Officer for Camden National Bank from 1996 until the position was moved to the Company on January 1, 2000. From 1994 until joining the Company, she was a Regional Sales Manager for Salem Five Mortgage Company.

Gregory A. Dufour. Mr. Dufour has been Senior Vice President Finance, Operations and Technology since September 2002. His responsibilities also include strategic planning and corporate development. He joined the Company in April 2001 as Senior Vice President of Finance. Prior to joining the Company, Mr. Dufour was Managing Director of Finance and a member of the Executive Operating Group for IBEX Capital Markets in Boston, Massachusetts. In addition to his experience at IBEX, Mr. Dufour held various financial management positions with FleetBoston Corporation and its affiliates including Vice President and Controller of Debt Capital Markets, Controller of Investment Banking and Banking Group Controller.

Michael A. McAvoy. Mr. McAvoy joined the Company as Senior Vice President and Senior Risk Management Officer in January 2002. Prior to that, he had been with Camden National Bank since March 1994, most recently as Senior Vice President and Senior Loan Officer. Prior to joining Camden National Bank, he held a senior lending position at Island National Bank and Trust Company in West Palm Beach, Florida.

June B. Parent. Ms. Parent has been Vice President of Human Resources for the Company since January 1999. Prior to that time, she had been the Personnel Manager for the Company since July 1995 and prior to that Executive Assistant to the President & Chief Executive Officer of United Bank from September 1992 to June 1995.

Susan M. Westfall. Ms. Westfall has been Vice President and Corporate Controller of the Company since 1996, and in 1997 Ms. Westfall’s responsibilities were expanded to include those of Clerk of the Company. She was with Camden National Bank from 1979 until her position was moved to Company on January 1, 1996.

For a summary of the business experience and biographical information for Mr. Daigle and Mr. Gouws, please see the “Nominees for Election as Directors” and “Continuing Directors” sections above.

Board of Directors and its Committees

Board of Directors. During the major portion of 2002, the Company was managed by an 11-member board, a majority of whom were independent of the Company’s management. The Board of Directors of the Company held 12 regular meetings, one special meeting and one annual meeting during 2002. Each of the directors attended at least 75% of the total number of meetings of the Company’s Board and meetings of the committees of the Company Board that he or she was eligible to attend.

The Company’s Board of Directors has standing audit, retirement plan administration, compensation, capital planning, and governance committees.

Audit Committee. The members of the Company’s Audit Committee consisted of Richard N. Simoneau, Chairman, Ann W. Bresnahan, Robert J. Campbell, and John W. Holmes. This committee met eight times during 2002. The Company’s Audit Committee receives and reviews reports on examinations and accounting audits of the Company, and works to ensure the adequacy of operating practices, procedures and controls. The Company’s Board of Directors has adopted a written charter for the Company’s Audit Committee.

Retirement Plan Administration Committee. The members of the Company’s Retirement Plan Administration Committee consisted of John W. Holmes, Chairman, Robert W. Daigle, Ward I. Graffam, Theodore C. Johanson and Winfield F. Robinson. This committee reviews all matters relating to the retirement plans offered to the employees of the Company and each of its subsidiaries.

Compensation Committee. The Company’s Compensation Committee, which met seven times during 2002, consisted of Ward I. Graffam, Chairman, John W. Holmes, Rendle A. Jones, Winfield F. Robinson and Richard N. Simoneau. None of the members of this committee served on a similar committee for any other company besides subsidiaries of the Company. The function of this committee is to oversee and review personnel relations, salary administration, training programs, officer selection, management succession and fringe benefits.

Capital Planning. The Company’s Capital Planning Committee consisted of Robert J. Campbell, Chairman, Robert W. Daigle, Johann H. Gouws and Rendle A. Jones. This committee oversees capital adequacy for the Company and its affiliates and coordinates capital generations and deployment activities.

Governance Committee. The members of the Company’s Governance Committee consisted of Rendle A. Jones, Chairman, Ward I. Graffam, and Theordore C. Johanson. The Company’s Governance Committee is responsible for the nomination of Board of Director members and executive officers of the Company and its subsidiaries, establishing the tenure and the retirement policies for members of the Board of Directors and reviewing the Board of Directors’ overall effectiveness.

Nominations for election to the Company’s Board of Directors may be made by any shareholder of the Company. Such nominations must be made in writing and delivered or mailed to the President of the Company within seven days after this Proxy Statement is mailed to shareholders. Nominations must contain the following information, to the extent known to the person making the nomination: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of Common Stock that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; and (e) the number of shares of Common Stock owned by the nominating shareholder. The Chairperson presiding at the Annual Meeting may disregard any nominations not made in accordance with these provisions, and may instruct the inspector of elections to disregard all votes cast for each such nominee.

Executive Compensation

The following table sets forth, for each of the Company’s last three fiscal years, the annual compensation awarded to the Company’s Chief Executive Officer and the four most highly compensated executive officers who earned in excess of $100,000 during the year-ended December 31, 2002 (the “named executive officers”).

Summary Compensation Table

Name	Year		Annual Compensation		Long-Term Compensation	All Other Compensation(3)
			Salary (1)	Bonus (2)	Options(#)
Robert W. Daigle	2002		$310,000	$100,000	—	$19,623
President and Chief	2001		300,000	29,145	—	19,098
Executive Officer	2000		269,600	16,978	—	1,946

Laurel J. Bouchard	2002		$110,000	$32,000	—	$8,372
Senior Vice President,	2001		95,000	14,548	—	6,823
Corporate Administration Officer	2000		88,500	11,779	—	443

Gregory A. Dufour	2002		$120,000	$36,000	—	$8,931
Senior Vice President,	2001		76,731	12,711	5,000	43,632	(4)(6)
Finance, Operations	2000	(5)	—	—	—	—
And Technology Officer

Johann H. Gouws	2002		$200,000	—	—	$18,967	(7)
President & CEO	2001		87,772	—	—	3,678
Acadia Trust, N.A.	2000	(8)	—	—	—	—

Michael A. McAvoy	2002		$115,000	$34,500	—	$8,983
Senior Vice President,	2001		108,000	21,027	—	7,777
Senior Risk Management Officer	2000		104,000	17,515	—	1,142

Jeffrey D. Smith*	2002		$100,000	$25,000	—	$9,500
	2001		90,000	14,045	—	6,354
	2000		85,000	13,735	—	877

*	Mr. Smith was Senior Vice President of Operations & Technology until August 26, 2002 when he accepted the position of Senior Vice President, Chief Operating Officer of UnitedKingfield Bank, a subsidiary of the Company.

(1)	In addition to the base salaries, amounts disclosed in this column include (i) amounts deferred pursuant to the Company’s 401(k) Plan, which allows employees of the Company and its participating subsidiaries to defer up to 15% of their compensation, subject to applicable limitations in Section 401(k) of the Internal Revenue Code of 1986, as amended, (ii) amounts deferred pursuant to the Company’s non-qualified deferred compensation plan, and (iii) fees paid for service as directors.
(2)	Bonuses were earned under the Company’s Annual Incentive Compensation Program in the year indicated and paid early in the following year.
(3)	Includes matching contributions by the Company pursuant to the Company’s 401(k) Plan, a 3% profit sharing contribution under the Company Profit Sharing Plan, and personal vehicle use benefit.
(4)	Includes a $10,000 signing bonus.
(5)	Mr. Dufour became an employee of the Company in April 2001. As a result, no information is included for 2000.
(6)	Includes relocation expenses of $27,774.
(7)	Includes premiums paid for an individual Long Term Disability insurance policy.
(8)	Mr. Gouws became an employee of the Company in July 2001. As a result, no information is included for 2000.

Stock Options and Similar Awards

The Company did not grant any stock options or other equity incentives during 2002.

Aggregated Option Exercises in Fiscal Year 2002 and

Fiscal Year-End 2002 Option Values

Name	Shares Acquired On Exercise (#)	Value Realized($) (1)	Number of Securities Underlying Unexercised Option at Fiscal Year-End		Value of unexercised In-The-Money Options At Fiscal Year-End (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert W. Daigle	5,000	62,100	25,000	0	$296,750	$0
Laurel J. Bouchard	0	0	4,500	0	26,190	0
Gregory A. Dufour	0	0	5,000	0	41,000	0
Johann H. Gouws	0	0	0	0	0	0
Michael A. McAvoy	5,000	55,850	10,000	0	118,700	0
Jeffrey D. Smith	0	0	4,500	0	24,524	0

(1)	The “value realized” represents the difference between the base (or exercise) price of the option shares and the market price of the option shares on the date the option was exercised. The value realized is determined without considering any taxes, which may be owed.
(2)	The value of an option was determined by multiplying the number of shares of Common Stock that may be purchased under the option by the difference between the market price of $24.20 per share, which was the closing price of a share of Common Stock as reported on the American Stock Exchange on December 31, 2002, and the applicable exercise price.

Retirement Plans

The Company has a 401(k) plan whereby substantially all employees participate in the plan. Employees may contribute up to 15% of their compensation subject to certain limits based on federal tax laws. The Company makes matching contributions and may make additional contributions subject to the discretion of the Board of Directors.

The Company also maintains a nonqualified, noncontributory, defined-benefit, supplemental executive retirement program (the “SERP”) for certain highly compensated employees. After September 1, 1999, participants in the SERP receive upon retirement a life annuity based on years of service (up to 25 years) times a percentage of that participant’s average salary and bonus for the 36 months of employment by the Company during which the participant’s compensation was highest, reduced by the following amounts: (a) 50% of the participant’s projected primary Social Security benefits; (b) the portion of the participant’s benefits under the 401(k) plan arising from employer contributions; and (c) the participant’s benefits under any other incentive or retirement plan that may be instituted by the Company or its subsidiaries, excluding stock options and the incentive bonus plan.

The SERP table below illustrates annual retirement benefits payable from the SERP for life, assuming retirement in 2002 at age 65, for various levels of Final Average Compensation and Years of Service with the Company.

SERP TABLE

	Years of Service
Final Average Compensation	10	15	20	25
$ 125,000	$25,500	$34,500	$40,000	$43,000
150,000	31,000	42,500	49,500	53,500
170,000	35,500	49,000	57,000	62,000
200,000	43,300	60,700	72,600	81,500
250,000	56,300	80,200	98,600	114,000
300,000	69,300	99,700	124,600	146,500
400,000	95,300	138,700	176,600	211,500
500,000	121,300	177,700	228,600	276,500
600,000	147,300	216,700	280,600	341,500
1,000,000	251,300	372,700	488,600	601,500

The following table sets forth the number of years of credited service of the named executive officers listed in the Summary Compensation Table.

Credited Years of Service
Robert W. Daigle	6
Laurel J. Bouchard	3
Gregory A. Dufour	1
Johann H. Gouws	0
Michael A. McAvoy	8
Jeffrey D. Smith	5

The SERP provides that in the event that (a) the Company is merged with another company, (b) the other company survives the merger, (c) the covered officer is not made an officer of the surviving company and (d) the surviving company does not assume the Company’s obligations under the SERP, then, the Company’s Board of Directors may authorize a payment to the covered officer in an amount to be determined in the discretion of the Company’s Board of Directors.

Director Compensation

Directors of the Company received a $500 monthly retainer, $400 for attendance at each regular meeting of the Board of Directors, and $200 for attendance at each meeting of a committee of the Board of Directors during 2002. In addition, the Chairman of the Company’s Board of Directors received an annual retainer of $5,000. No additional fees were paid for membership on or attendance at meetings of the Board of Directors or any committees of the Board of Directors.

Director compensation is paid monthly to those directors who do not defer their compensation. Any director of the Company may defer up to 100% of his or her fees and retainer in any calendar year. If a director elects to defer his or her compensation, the Company automatically credits the deferred amounts to an account designated for such purposes for that director. Quarterly, the value of the deferred accounts are adjusted based on the current market value of the Company’s stock for those directors electing this option. Deferred director’s fees are paid to participants in a deferral plan, or their designated beneficiaries, upon their termination as a director.

Employment and Change of Control Agreements

Mr. Daigle. The Company and Camden National Bank have entered into an employment agreement with Mr. Daigle (the “executive”) for an initial term of five years, commencing May 4, 1999. At the expiration thereof, including any renewals, the employment agreement is extended automatically for additional five-year periods unless, within a specified time, any party to the employment agreement gives written notice to the other of such party’s election not to so extend the term of the employment agreement.

The employment agreement provides, among other things, for (i) an annual base salary of $235,000, (ii) insurance and other benefits, and (iii) in the event of (A) termination by the executive for any reason after a change in control of the Company or Camden National Bank, or (B) termination of the executive by the Company or Camden National Bank without cause, aggregate payments (made according to the Company’s and Camden National Bank’s regular payroll schedule) equal to twice the executive’s annual salary then in effect, as well as continued insurance and benefits (except profit sharing) during such two-year period. Normal annual salary increases have resulted in a $300,000 base salary for Mr. Daigle in 2002.

The employment agreement includes a provision for termination of the executive for cause, whereupon payments and benefits cease. The employment agreement also includes certain non-solicitation and non-competition provisions, which extend for four years following the executive’s termination of employment.

Mr. Dufour. If within the first three years of Mr. Dufour’s employment with the Company, a change of ownership occurs whereby an outside party acquires majority stock control which results in his termination, the Company will pay, as it falls due, his salary for a period of one year from said date of termination.

Mr. Gouws. The Company has entered into an employment agreement with Mr. Gouws for an initial term of three years, commencing July 19, 2001. At the expiration thereof, including any renewals, the employment agreement is extended automatically for additional two successive one-year periods unless, within a specified time, any party to the employment agreement gives written notice to the other of such party’s election not to so extend the term of the employment agreement. Mr. Gouws can also terminate employment at anytime with a 30-day notice.

The employment agreement provides, among other things, for (i) an annual base salary of $200,000, (ii) insurance and other benefits, and (iii) in the event of termination of the executive by the Company without cause, aggregate payments (made according to the Company’s regular payroll schedule) equal to the executive’s annual salary then in effect, as well as continued insurance and benefits (except profit sharing) until the earlier of twenty-four months after the date of termination or the expiration of the initial employment agreement’s three year term.

The employment agreement includes a provision for termination of the executive for cause, whereupon payments and benefits cease. The employment agreement also includes certain non-solicitation and non-competition provisions, which extend until the later of (i) two years following the executive’s termination of employment or (ii) five years from the Closing Date of July 19, 2001.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consisted of Ward I. Graffam, Chairman, John W. Holmes, Rendle A. Jones, Winfield F. Robinson and Richard N. Simoneau. Members of the Company’s Compensation Committee and their affiliates and families are borrowers from the Company’s subsidiaries. All loans and credit commitments to such persons were made in the ordinary course of business and were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features to the Company’s subsidiaries.

COMPENSATION COMMITTEE REPORT

The performance of the Company has a direct bearing on executive compensation for any given year. When the performance of the Company meets or exceeds its budgetary expectations, compensation is expected to be more generous than in years when the budgetary expectations have not been met. The Company’s Compensation Committee is aware that compensation must be set at a level that will enhance the Company’s competitiveness in its market areas. In addition, levels of compensation are also guided in large part by the Company’s need to attract and retain capable executives who can make a major contribution to the Company’s success. The Company’s Compensation Committee regularly reviews compensation surveys comparing the Company’s subsidiaries with comparable institutions in the State of Maine and with other institutions nationally in the Company’s subsidiary size performance characteristics grouping.

Compensation Program Components

Compensation is based on two primary components: (a) base salary and benefits, and (b) an executive incentive compensation program. Base salary and benefits (such as retirement and insurance programs) are intended to adequately reward officers and employees for capable performance within their respective job descriptions, consistent with keeping the Company competitive within its industry and market areas. Starting in 2002, the Company’s executive officers participated in a non-qualified executive incentive program that rewards these individuals based on the achievement of financial objectives, as determined by the compensation committee of the Board of Directors. Under this program, executive officers are eligible to receive payments ranging from 20% to 40% of annual salary, based upon achievement by the Company and its operating subsidiaries of specified financial goals. The following executive officers participate in the Company’s 401(k) compensation plan: Ms. Bouchard, Ms. Campbell, Mr. Daigle, Mr. Dufour, Mr. Gouws, Mr. McAvoy, Ms. Parent, and Ms. Westfall. The following executive officers also participated in the Company’s non-qualified deferred compensation plan that allows for the deferral of up to 50% of the executive’s base salary and 30% of the executive’s incentive compensation: Ms. Campbell, Mr. McAvoy and Ms. Westfall. The Company’s Compensation Committee considers the levels of executive compensation both reasonable and necessary for the Company to remain competitive in its industry and market areas.

Performance Measures

There are several performance measures used in evaluating the compensation of the Company’s executive officers. In addition to using state and national banking surveys, the Company considers specific performance of the executive officer. Each executive officer has an annual performance evaluation conducted by an individual in the next level of management, and the Company’s Compensation Committee reviews the performance of the Company’s Chief Executive Officer. The performance of the Company as a whole and the financial plan for the ensuing year in particular are guiding factors in establishing appropriate levels of executive officer compensation; however, other general factors such as the business climate and the evaluation of the executive officer, are also taken into consideration in determining appropriate levels of executive officer compensation. It is a central aim of the Company’s Compensation Committee to ensure that each of the Company’s executive officers is appropriately compensated for his or her contribution to the Company, knowing that the contribution directly affects the Company and its shareholders.

Stock Option Plan

An additional component of compensation for key Company employees is the award of options to purchase shares of Common Stock at fixed prices. The Company’s 1993 Stock Option Plan, which is scheduled to expire this year, as amended, is based on performance in that the options only have value if the market value of Common Stock increases. The Company awarded no options under this plan during 2002.

Compensation of the Chief Executive Officer

The Company’s Compensation Committee annually reviews the Chief Executive Officer’s existing compensation arrangements, the performance of the Company and the Chief Executive Officer, and the compensation of chief executive officers in other similar companies of comparable size and performance characteristics.

The compensation for the Company’s Chief Executive Officer is divided into three basic categories: (a) salary and benefits, (b) executive incentive compensation, and (c) director’s fees.

In past years the salary of the Company’s Chief Executive Officer has been increased based upon performance of the Company in those previous years. The salary level selected must be within the salary range for chief executive officers in other similar companies of comparable size and performance characteristics. The Company’s personnel department conducts a study of the salary ranges of chief executive officers in other similar companies of comparable size as shown by published compensation surveys, and provides its results to the Company’s Compensation Committee along with supporting data and a suggested salary range for the year. The base salary for the Company’s Chief Executive Officer for 2002 was increased by 3.4% over 2001, based on the Company’s net profits for the 2001 fiscal year.

The second part of the compensation program for the Company’s Chief Executive Officer is based upon the executive incentive compensation program, which applies to all executive officers. The 2002 executive incentive compensation program resulted in a 33% increase of additional compensation for the Company’s Chief Executive

Officer based on the achievement of financial objectives, as determined by the Compensation Committee of the Board of Directors at the beginning of 2002.

The third portion of the compensation program for the Company’s Chief Executive Officer is director’s fees, which fees are the same for all directors, excluding the Chairman.

The total compensation package for the Company’s Chief Executive Officer is competitive with the compensation programs provided by other similar companies of comparable size and performance characteristics. Moreover, the Company’s Compensation Committee believes that it has set compensation at levels that reflect the contributions the Company’s Chief Executive Officer has made toward the Company’s success and achievement of objectives.

Submitted by: Ward I. Graffam, Chairman

John W. Holmes

Rendle A. Jones

Winfield F. Robinson

Richard N. Simoneau

AUDIT COMMITTEE REPORT

The Company’s Audit Committee has reviewed and discussed with the Company’s management the Company’s audited financial statements and financial disclosure controls as of and for the year ended December 31, 2002.

The Company’s Audit Committee also has discussed with the Company’s independent auditors the matters required to be discussed by the Auditing Standards Board of The American Institute of Certified Public Accountants’ Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

The Company’s Audit Committee has received and reviewed the written disclosures and the letter from the Company’s independent auditors, as required by the Independence Standards Board’s Independence Standard No. 1, “Independence Discussions with Audit Committees,” as amended, and has discussed with the independent auditors the auditors’ independence.

Based on the reviews and discussions referred to above, the Company’s Audit Committee recommended to the Board of Directors of the Company that the financials statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

Each of the members of the Company’s Audit Committee is independent, as such term is defined under the listing standards of the American Stock Exchange as of December 31, 2002.

The Board of Directors has determined that the Company has at least one “audit committee financial expert” serving on its Audit Committee. Mr. Richard N. Simoneau, the Chairman of the Audit Committee, meets the criteria for an “audit committee financial expert” and is “independent” of management within the meaning of the rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

During the year ended December 31, 2002, the Company paid the following fees to Berry, Dunn, McNeil and Parker, the Company’s independent public accountant:

Audit Fees: The aggregate fees for the audit of the Company’s financial statements and reviews of the Company’s quarterly reports on Form 10Q were $78,088, of which an aggregate amount of $18,088 has been billed through December 31, 2002.

Audit Related Fees: The aggregate fees for audit of the Company’s employee benefit plans, due diligence related to mergers and acquisitions, accounting consultations and internal control reviews were $39,179, of which the total amount has been billed through December 31, 2002.

Tax Fees: The aggregate fees for the quarterly tax calculation review, tax audit assistance, the preparation of the annual tax return for the Company and the preparation of amended tax returns were $22,456, of which an aggregate amount of $7,456 has been billed through December 31, 2002.

All Other Fees: The aggregate fees for services other than those discussed above were $308, of which the total amount has been billed through December 31, 2002.

No services were rendered for financial information systems designed and implementation or internal audit.

The Company’s Audit Committee has considered the compatibility of the non-audit services furnished by the Company’s auditing firm with the firm’s need to be independent.

Submitted by: Richard N. Simoneau, Chairman

Ann W. Bresnahan

Robert J. Campbell

John W. Holmes

Stock Performance Graphs

The following graph illustrates the estimated annual percentage change in the Company’s cumulative total shareholder return on the Common Stock for the period December 31, 1997 through December 31, 2002. For purposes of comparison, the graph illustrates comparable shareholder return of NASDAQ banks as a group as measured by the NASDAQ Banks Stock Index and of companies of similar capitalization value as measured by the Russell 2000 Stock Index. The graph assumes a $100 investment on December 31, 1997 in the Common Stock, the NASDAQ banks as a group, and the Russell 2000 companies as a group and measures the amount by which the market value of each, assuming reinvestment of dividends, has increased as of December 31, 2002.

[STOCK PERFORMANCE GRAPH APPEARS HERE]

Total Return Performance	12/31/97	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02
CAC	100.00	108.16	81.19	80.90	110.64	147.59
Russell 2000 Index	100.00	96.55	115.50	110.64	111.78	87.66
NASDAQ Bank Index	100.00	88.23	83.32	93.10	102.48	107.11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Business Relationships

Rendle A. Jones is a partner in the law firm of Harmon, Jones, Sanford & Elliott, LLP, which firm performed legal services for the Company during 2002. The fees paid by the Company to this law firm totaled less than 5% of the law firm’s gross revenues during 2002. Also, Arthur E. Strout is a partner in the law firm of Strout & Payson, P.A., which firm also performed legal services for the Company during 2002. The fees paid by the Company to this law firm totaled less that 5% of the law firm’s gross revenues during 2002.

Except as described above, no nominee for director, other continuing director or executive officer of the Company engaged in any transaction with the Company or any of its subsidiaries during fiscal year 2002, in which the amount involved exceeded or exceeds $60,000, other than the financial transactions described below in the “Indebtedness of Management” section.

Indebtedness of Management

The Company’s nominees for directors, continuing directors and executive officers, members of the immediate family of continuing directors and executive officers, and entities which directors, continuing directors or executive officers control (other than subsidiaries of the Company) have had, and are expected to have in the future, financial transactions with one or more of the Company’s subsidiary banks. As of December 31, 2002, the outstanding loans by the Company’s subsidiary banks to the Company’s nominees for directors, continuing directors and executive officers amounted to an aggregate of approximately $1.7 million. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

All loans made by the Company and its subsidiaries to directors and executive officers are regulated by the Company’s federal and state regulators. These regulations (known as “Reg. O”) set forth various practices and reporting requirements for loans to directors and officers. In addition, the Sarbanes-Oxley Act of 2002 permits banks and bank holding companies to extend credit to their directors and officers provided that such extension of credit are (a) made or provided in the ordinary course of the consumer credit business of such issuer; (b) of a type that is generally made available by such issuer to the public; and (c) made by such issuer on market terms, or terms that are no more favorable than those offered by the issuer. We believe that all extensions of credit to our directors and officers satisfy the foregoing conditions.

PROPOSAL 2—PROPOSAL TO APPROVE

2003 STOCK OPTION AND INCENTIVE PLAN

Our Board of Directors has adopted the 2003 Stock Option and Incentive Plan (the “2003 Plan”) for officers, employees, independent directors and other key persons of the Company and its subsidiaries, subject to the approval of the 2003 Plan by our stockholders.

The 2003 Plan is administered by the Compensation Committee of our Board of Directors (the “Committee”). The Committee, in its discretion, may grant stock-based awards, (including Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock, Restricted Stock, Unrestricted Stock, Performance Shares and Dividend Equivalent Rights) to officers, employees and other key persons under the Plan. Independent directors are also eligible to receive awards under the 2003 Plan on a limited basis.

Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of common stock that can be issued under the 2003 Plan over the 10 year period in which the plan will be in place is 800,000 shares of common stock. Based solely upon the closing price of the Company’s common stock as reported on the AMEX on March 14, 2003, the maximum aggregate market value of the securities to be issued under the 2003 Plan would be $19,480,000. The shares issued by the Company under the 2003 Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that awards under the 2003 Plan do not vest or otherwise revert to the Company, the shares of common stock represented by such awards may be the subject of subsequent awards.

To satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), Stock Options or Stock Appreciation Rights with respect to no more than 30,000 shares of common stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period.

Recommendation

Our Board of Directors believes that stock based awards can play an important role in the success of the Company by encouraging and enabling the officers and employees, independent directors and other key employees of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. Our Board of Directors anticipates that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of the interests of participants in the 2003 Plan with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. Under the Company’s 1993 Stock Option Plan (the “1993 Plan”), which will expire this year, there are only 13,732 shares remaining available for grant. The 1993 Plan is scheduled to expire this year.

Our Board of Directors believes that the proposed 2003 Plan will help the Company to achieve its goals by keeping the Company’s incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Directors believes that the 2003 Plan is in the best interests of the Company and its stockholders and recommends that the stockholders approve the 2003 Plan.

The Board of Directors recommends voting “FOR” the proposed 2003 Stock Option and Incentive Plan.

Summary of the 2003 Plan

The following description of certain features of the 2003 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2003 Plan that is attached hereto as Exhibit A.

2003 Plan Administration. The 2003 Plan provides for administration by a committee of not fewer than two independent directors (the “Administrator”), as appointed by the Board of Directors from time to time. The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2003 Plan. The Administrator may permit common stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals. In addition, the Administrator may not reprice outstanding options without prior shareholder approval, other than to appropriately reflect changes in the capital structure of the Company.

Eligibility and Limitations on Grants. All full-time and part-time officers, employees, independent directors and other key persons of the Company and its subsidiaries are eligible to participate in the 2003 Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the 2003 Plan is approximately 362 persons.

The maximum award of Stock Options or Stock Appreciation Rights granted to any one individual will not exceed 30,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of Restricted Stock, Deferred Stock or Performance Shares granted to an individual is intended to qualify as “performance based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 30,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.

Stock Options. Options granted under the 2003 Plan may be either Incentive Stock Options (“Incentive Options”) (within the meaning of Section 422 of the Code) or Non-Qualified Stock Options (“Non-Qualified Options”). Incentive Options may be granted only to employees of the Company or any Subsidiary. Options granted under the 2003 Plan will be Non-Qualified Options if they (i) fail to qualify as Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or (iii) otherwise so provide. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to independent directors and other key persons.

Other Option Terms. The Administrator has authority to determine the terms of options granted under the 2003 Plan. Generally, options are granted with an exercise price that is not less than the fair market value of the shares of common stock on the date of the option grant, in the case of Incentive Options, or 85% of the fair market value of the shares of common stock on the date of the option grant, in the case of Non-Qualified Options.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2003 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2003 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Options granted under the 2003 Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of shares of common stock that are not then subject to restrictions under any Common Stock plan, and that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased, or, subject to applicable law, by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company.

At the discretion of the Administrator, Stock Options granted under the 2003 Plan may include a “re-load” feature pursuant to which an optionee exercising an option by the delivery of shares of common stock would automatically be granted an additional Stock Option (with an exercise price equal to the fair market value of the common stock on the date the additional Stock Option is granted) to purchase that number of shares of common stock equal to the number delivered to exercise the original Stock Option. The purpose of this feature is to enable participants to maintain any equity interest in the Company without dilution.

To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock Options Granted to Independent Directors. The 2003 Plan provides that the Administrator, in its discretion, may grant Non-Qualified Options to independent directors, subject to the terms of the Plan.

Stock Appreciation Rights. The Administrator may award a Stock Appreciation Right either as a freestanding award or in tandem with a Stock Option. Upon exercise of the Stock Appreciation Right, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related Stock Option (or, in the case of a freestanding Stock Appreciation Right, the price per share specified in such right) times the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Administrator.

Restricted Stock Awards. The Administrator may grant shares, at a purchase price determined by the Administrator, of common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

Unrestricted Stock Awards. The Administrator may also grant shares (at no cost or for a purchase price determined by the Administrator) of common stock that are free from any restrictions under the 2003 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

Deferred Stock Awards. The Administrator also may award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights (discussed below). Subject to the consent of the Administrator, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award.

Performance Share Awards. The Administrator may grant performance share awards to any participant that entitle the recipient to receive shares of common stock upon the achievement of specified performance goals and such other conditions as the Administrator shall determine.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2003 Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Tax Withholding. Participants under the 2003 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of common stock having a value equal to the amount of such taxes.

Change of Control Provisions. The 2003 Plan provides that in the event of a “change of control” as defined in the 2003 Plan, generally all Stock Options and Stock Appreciation Rights will automatically become fully exercisable and that the restrictions and conditions on all awards of Restricted Stock, Deferred Stock Awards and Performance Share Awards will automatically be deemed waived.

Adjustments for Stock Dividends, Mergers, etc. The 2003 Plan authorizes the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2003 Plan and to any outstanding Stock Options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, all Stock Options and Stock Appreciation Rights will automatically become fully exercisable and the restrictions and conditions on all other stock based awards will automatically be deemed waived. In addition, the 2003 Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding Stock Options or other awards.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2003 Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder’s consent. To the extent required by the Code to ensure that options granted under the 2003 Plan qualify as Incentive Options or that compensation earned under Stock Options granted under the 2003 Plan qualify as performance-based compensation under the Code, the 2003 Plan amendments shall be subject to approval by our stockholders.

New 2003 Plan Benefits

No grants have been made with respect to the additional shares of common stock to be reserved for issuance under the 2003 Plan. The number of shares of common stock that may be granted to executive officers and all employees including non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator. The number of shares of common stock that may be granted to all current Directors who are not executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted Average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a)
	(a)		(b)		(c)
Equity compensation plans approved by security holders (1)	63,500	(2)	15.13	(2)	13,732
Equity compensation plans not approved by security holders	0		N/A		0
Total	63,500		15.13		13,732

(1)	Consists of the 1993 Plan.
(2)	Does not include outstanding options to acquire 48,386 shares, at a weighted average exercise price of $15.72 per share, that were assumed in connection with the acquisition of KSB Bancorp, Inc. under the KSB Bancorp, Inc. 1993 Incentive Stock Option Plan, the KSB Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, and the KSB Bancorp, Inc. 1998 Long-Term Incentive Stock Benefit Plan.

Tax Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the 2003 Plan. It does not describe all federal tax consequences under the 2003 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. Under current law, an optionee will not have any additional FICA (Social Security) taxes upon exercise of an Incentive Option.

If shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of common stock.

If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. With respect to Non-Qualified Options under the 2003 Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments. The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions. As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the 2003 Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

Vote Required For Approval

If a quorum is present, this proposal will be approved if a majority of the votes cast on the proposal are voted in favor of approval. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect in determining whether the proposal is approved. Proxies solicited by the Board will be voted for approval of the 2003 Plan unless a vote against the proposal or abstention is specifically indicated. This proposal is not conditioned on the approval of any other proposal.

The Board of Directors unanimously recommends a vote “FOR” this proposal.

PROPOSAL 3—AMENDMENT TO THE ARTICLES OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED

SHARES OF COMMON STOCK

Introduction

The Company’s Articles of Incorporation, as currently in effect (the “Articles”), provide that the Company’s authorized capital stock shall consist of 10,000,000 shares of Common Stock. On February 25, 2003, the Company’s Board of Directors authorized an amendment of the Articles (the “Amendment”), subject to shareholder approval, to increase the number of shares of Common Stock authorized for issuance under the Articles by 10,000,000 shares to a total of 20,000,000 shares. If the Amendment is adopted, it will become effective upon the filing of the Amendment with the Secretary of State of the State of Maine.

The shareholders are being asked to approve the Amendment. The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the shareholders, except for those instances in which applicable law or stock exchange rules require shareholder approval.

Current Use Of Shares

As of the Record Date, the Company has approximately 8,016,244 shares of Common Stock outstanding and approximately 125,618 shares reserved for issuance under the Company’s 1993 Stock Option Plan, of which, approximately 111,886 shares are covered by outstanding options and approximately 13,732 are available for grant or purchase. Therefore, the Company’s total share requirement as of the Record

Date was approximately 125,618 shares (the “Share Requirement”). In the event that the 2003 Plan is approved by shareholders, the Company’s total share requirement will increase by an additional 800,000 shares.

Purpose of the Proposed Amendment

The Board of Directors believes that it is in the Company’s best interest to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of a special meeting of shareholders. If the Amendment is approved, there will be approximately 11,390,102 authorized but unissued shares of Common Stock. The Board of Directors believes that the availability of such additional shares of Common Stock will provide the Company with the flexibility to issue Common Stock for proper corporate purposes that may be identified in the future. Such future activities may include, without limitation, raising equity capital, adopting additional employee stock plans or reserving additional shares for issuance under its existing employee stock plans, effecting a stock split or issuing a stock dividend, and making acquisitions through the use of stock. Other than as permitted or required under the Company’s existing employee stock plans and outstanding options, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purposes. The Board of Directors believes that the proposed increase in the authorized Common Stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

Possible Effects of the Proposed Amendment

If the shareholders approve the proposed Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the shareholders of the Company, except as provided under Maine corporate law or under the rules of any national securities exchange on which shares of Common Stock are then listed. Under the Company’s Articles, the Company’s shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Company’s Common Stock. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could adversely affect the price of the Common Stock in the public market. The issuance of additional shares of Common Stock could also have a dilutive effect on the earnings per share, voting power and holdings of current shareholders.

In addition to the corporate purposes discussed above, the proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Amendment may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Vote Required; Recommendation of the Board Of Directors

If a quorum is present, this proposal will be approved if a majority of the outstanding shares entitled to vote on this proposal vote in favor of approval. Abstentions and broker non-votes will be counted for quorum purposes and will have the effect of a vote against the proposal. Proxies solicited by the Board will be voted for approval of the proposed Amendment unless a vote against the proposal or abstention is specifically indicated. This proposal is not conditioned on the approval of any other proposal.

The Board of Directors unanimously recommends a vote “FOR” this proposal.

PROPOSAL 4—RATIFICATION OF SELECTION OF

INDEPENDENT PUBLIC ACCOUNTANTS

Berry, Dunn, McNeil and Parker, has served as the Company’s independent public accountant since the Company’s formation in 1985, and as Camden National Bank’s independent public accountant since 1980. At the recommendation of the Audit Committee, Berry, Dunn, McNeil and Parker has been selected to continue to serve as the Company’s accountant for 2003. The Company has not had any disagreements with Berry, Dunn, McNeil and Parker, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. At the Annual Meeting, shareholders will be asked to ratify the selection of Berry, Dunn, McNeil and Parker as the Company’s accountant for the fiscal year ending December 31, 2003. Representatives of Berry, Dunn, McNeil and Parker will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

The Board of Directors recommends voting “FOR” the ratification of Berry, Dunn, McNeil and Parker as the Company’s independent accountant.

OTHER MATTERS

Shareholder Proposals for Annual Meetings

Shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company’s proxy statement and form of proxy for the 2003 Annual Meeting of Shareholders must be received by the Company by December 3, 2003. Such a proposal must also comply with the requirements as to form and substance established by the Commission for such a proposal to be included in the proxy statement and form of proxy.

Financial Statements

An annual report to shareholders, including consolidated financial statements of the Company and its subsidiaries prepared in conformity with United States generally accepted accounting principles, is being distributed to all Company shareholders of record is enclosed herewith. The Company’s Annual Report to the Commission on Form 10-K may be obtained without charge upon request made in writing or by telephone to: Susan M. Westfall, Clerk, Two Elm Street, Camden, Maine 04843, Telephone: (207) 230-2096.

Other Business Matters

As of the date of this Proxy Statement, the Company’s Board of Directors know of no matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other business, matter or proposal shall properly come before the Annual Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals names as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the Company’s Board of Directors.

By Order of the Board of Directors

Arthur E. Strout

Secretary

April 1, 2003

Exhibit A

CAMDEN NATIONAL CORPORATION

2003 STOCK OPTION AND INCENTIVE PLAN

SECTION 1: GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Camden National Corporation 2003 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of Camden National Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 17.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means Awards granted pursuant to Section 8.

“Dividend Equivalent Right” means Awards granted pursuant to Section 12.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Share Award” means Awards granted pursuant to Section 10.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

“Restricted Stock Award” means Awards granted pursuant to Section 7.

“Stock” means the Common Stock, no par value, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means any Award granted pursuant to Section 6.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

SECTION 2: ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE                       AWARDS

(a) Committee. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the “Administrator”).

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)	to select the individuals to whom Awards may from time to time be granted;

(ii)	to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number of shares of Stock to be covered by any Award;

(iv)	to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)	subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(vii)	to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii)	at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

SECTION 3: STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 800,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 200,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, or Performance Share Awards except to the extent such Awards are granted in lieu of cash compensation or fees. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 30,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan,

(iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4: ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5: STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after January 28, 2013.

(a) Stock Options Granted to Employees, Independent Directors and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees, Independent Directors and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C) Subject to compliance with applicable law, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b) Reload Options. At the discretion of the Administrator, Options granted under the Plan may include a “reload” feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the sum of (i) the number delivered to exercise the original Option and (ii) the number withheld to satisfy tax liabilities, with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

(c) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 85 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

(b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

(c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

(i)	Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii)	Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

(iii)	All Stock Appreciation Rights shall be exercisable during the grantee’s lifetime only by the grantee or the grantee’s legal representative.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee’s legal representative.

(d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 7(c) above.

(e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8. DEFERRED STOCK AWARDS

(a) Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

(b) Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c) Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

(d) Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

(e) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at such purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. PERFORMANCE SHARE AWARDS

(a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

(b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

(d) Acceleration, Waiver, Etc. At any time prior to the grantee’s termination of employment (or other service relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 11. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(a) Performance Criteria. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

(b) Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(c) Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 30,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 12: DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent

Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or for sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. If and to the extent determined by the Administrator to be required by the relevant securities exchange or by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 16. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17. CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 17:

(a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

(b) Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

(c) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 18. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy, as in effect from time to time.

(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Maine, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: January 28, 2003

DATE APPROVED BY STOCKHOLDERS:

Please date, sign and mail your

proxy card back as soon as possible!

Annual Meeting of Shareholders

CAMDEN NATIONAL CORPORATION

April 29, 2003

☒ Please mark your votes as in this example.	FOR ALL NOMINEES (except as indicated to the contrary)	WITHHOLD AUTHORITY to vote for the nominees listed.	Nominees		FOR	AGAINST	ABSTAIN

1. To elect four directors.	☐	☐	Ann W. Bresnahan		☐	☐	☐
The Board of Directors has nominated the persons listed at right to serve as directors until 2006.			Robert W. Daigle Rendle A. Jones Arthur E. Strout	2. To approve the proposed stock option and incentive plan.
INSTRUCTIONS: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.				3. To Amend the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ Check here for address change and note change below. ☐ Check here if you plan to attend the meeting. New address: (Please complete, date, sign and mail in the enclosed envelope)				4. To ratify the selection of Berry, Dunn, McNeil & Parker as the Company’s independent public accountants for 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐
5. The proxies are authorized to vote in their discretion upon such other business and matters or proposals as may properly come before the Meeting.

Signature: _______________________ Date: ________, 2003    Signature: _______________________ Date: ________, 2003

NOTE:	(Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please affix corporate seal. If a partnership, please sign in partnership name by authorized persons. If joint tenants, each joint tenant should sign.)

CAMDEN NATIONAL CORPORATION

PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas C. Jackson and Jeffrey J. Weymouth, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Camden National Corporation to be held at the Camden National Service Center, Fox Ridge Office Park, Route One, Rockport, Maine 04856 on April 29, 2003 at 3:00 p.m. local time, or at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of the Company’s common stock which the undersigned may be entitled to vote at said meeting upon the following proposal described in the accompanying Notice of Annual Meeting and Proxy Statement, dated April 1, 2003, in accordance with the following instructions and with discretionary authority on such other matters as may properly come before the Meeting. All previously dated proxies are hereby revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND, IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

(Continued and to be signed on the reverse side)        {SEE REVERSE SIDE}